Exhibit 10.56

Execution Version

EIGHTH AMENDMENT

TO

CREDIT AGREEMENT

AMONG

REX ENERGY CORPORATION,

as Borrower,

THE GUARANTORS,

KEYBANK NATIONAL ASSOCIATION,

as Administrative Agent,

ROYAL BANK OF CANADA,

as Syndication Agent,

KEYBANK NATIONAL ASSOCIATION

AND

ROYAL BANK OF CANADA,

as Joint Arrangers,

AND

THE LENDERS SIGNATORY HERETO

DATED AS OF DECEMBER 22, 2011

EIGHTH AMENDMENT TO CREDIT AGREEMENT

This EIGHTH AMENDMENT TO CREDIT AGREEMENT (this “Eighth Amendment”) dated as of December 22, 2011 is among REX ENERGY CORPORATION, a corporation formed under the laws of the State of Delaware (the “Borrower”); each of the undersigned guarantors (the “Guarantors”, and together with the Borrower, the “Obligors”); KEYBANK NATIONAL ASSOCIATION, as administrative agent for the Lenders (in such capacity, together with its successors, the “Administrative Agent”); and the Lenders signatory hereto.

RECITALS

A. The Borrower, the Administrative Agent and the Lenders are parties to that certain Credit Agreement dated as of September 28, 2007, as amended by that certain First Amendment dated as of April 14, 2008, as amended by that certain Second Amendment dated as of December 23, 2008, as amended by that certain Third Amendment dated as of April 20, 2009, as amended by that certain Fourth Amendment dated December 18, 2009, as amended by that certain Fifth Amendment dated as of August 30, 2010, as amended by that certain Sixth Amendment dated effective as of August 2, 2011 and as amended by that certain Seventh Amendment dated as of September 30, 2011 (the “Credit Agreement”), pursuant to which the Lenders have made certain credit available to and on behalf of the Borrower.

B. The Guarantors are parties to that certain Guaranty and Collateral Agreement dated as of September 28, 2007 made by each of the other Grantors (as defined therein) in favor of the Administrative Agent (as heretofore amended, modified or supplemented, the “Guaranty”).

C. The Borrower, the Administrative Agent and the Lenders have agreed to amend certain provisions of the Credit Agreement as more fully set forth herein.

D. NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1. Defined Terms. Each capitalized term which is defined in the Credit Agreement, but which is not defined in this Eighth Amendment, shall have the meaning ascribed such term in the Credit Agreement. Unless otherwise indicated, all article and section references in this Eighth Amendment refer to articles and sections of the Credit Agreement.

Section 2. Amendments to Credit Agreement.

2.1 Amendments to Section 1.02.

(a) The definition of “EBITDAX” is hereby amended in its entirety to read as follows:

“EBITDAX” means, as of any date of determination, the sum of Consolidated Net Income for the most recently ended four fiscal quarters (including any such quarter ending on such date of determination) plus the following expenses or charges to the extent deducted from Consolidated Net Income in such four fiscal quarter period: interest, income taxes, depreciation, depletion, amortization, exploration expenses and other similar non-cash charges (including non-cash expenses associated with the granting of stock options to employees and directors of the Borrower or its Subsidiaries), minus all non-cash income added to Consolidated Net Income; provided that for date for which EBITDAX is required to be determined pursuant to Section 9.01(a) or 9.01(b) that ends on or prior to December 31, 2012, EBITDAX shall be determined by calculating EBITDAX for the most recently ended fiscal quarter and multiplying by four.

(b) The definition of “Loan Documents” is hereby amended in its entirety to read as follows:

“Loan Documents” means this Agreement, the Notes, the Letter of Credit Agreements, the Letters of Credit, the Security Instruments and the Intercreditor Agreement.

(c) The definition of “Majority Lenders” is hereby amended in its entirety to read as follows:

“Majority Lenders” means, at any time while no Loans or LC Exposure is outstanding, Lenders having more than fifty percent (50%) of the Aggregate Maximum Credit Amounts; and at any time while any Loans or LC Exposure is outstanding, Lenders holding more than fifty percent (50%) of the outstanding aggregate principal amount of the Loans and participation interests in Letters of Credit (without regard to any sale by a Lender of a participation in any Loan under Section 12.04(c)).

(d) The definition of “Interest Expense” is hereby amended in its entirety to read as follows:

“Interest Expense” means, for any period, the sum (determined without duplication) of the aggregate gross interest expense of the Borrower and the Consolidated Subsidiaries for such period, including to the extent included in interest expense under GAAP: (a) amortization of debt discount, (b) capitalized interest and (c) the portion of any payments or accruals under Capital Leases allocable to interest expense, plus the portion of any payments or accruals under Synthetic Leases allocable to interest expense whether or not the same constitutes interest expense under GAAP; provided that for date for which Interest Expense is required to be determined pursuant to Section 9.01(a) that ends on or prior to December 31, 2012, Interest Expense shall be determined by calculating Interest Expense for the most recently ended fiscal quarter and multiplying by four.

(e) The following definitions are hereby added where alphabetically appropriate to read as follows:

“Initial Second Lien Funding Date” means the date on which Second Lien Term Debt in an aggregate principal amount of $50,000,000 is first made to the Borrower pursuant to the Second Lien Term Loan Agreement.

“Intercreditor Agreement” means that certain Intercreditor Agreement dated as of December 22, 2011 among the Borrower and KeyBank National Association, as the Administrative Agent and as the Second Lien Administrative Agent, as amended, modified or supplemented in accordance with the terms thereof.

“Material Divestiture or Acquisition Date” means, the date of (a) any sale, assignment, farm-out, conveyance or other transfer of Oil and Gas Properties permitted by Section 9.12 if the consideration therefore exceeds $5,000,000 or (b) any acquisition by the Borrower or its Subsidiaries of Oil and Gas Properties permitted by this Agreement if the consideration therefore exceeds $5,000,000.

“Required Lenders” means, at any time while no Loans or LC Exposure is outstanding, Lenders having at least sixty-six and two-thirds percent (66-2/3%) of the Aggregate Maximum Credit Amounts; and at any time while any Loans or LC Exposure is outstanding, Lenders holding at least sixty-six and two-thirds percent (66-2/3%) of the outstanding aggregate principal amount of the Loans and participation interests in Letters of Credit (without regard to any sale by a Lender of a participation in any Loan under Section 12.04(c)).

“Second Lien Administrative Agent” means KeyBank National Association in its capacity as administrative agent under the Second Lien Term Loan Agreement.

“Second Lien Notes” means the notes issued pursuant to the Second Lien Term Loan Agreement, together with all amendments, modifications, replacements, extensions and rearrangements thereof permitted by Section 9.19.

“Second Lien Term Debt” means the loans made by the lenders party to the Second Lien Term Loan Agreement to the Borrower pursuant to the Second Lien Term Loan Agreement, together with all amendments, modifications, replacements, extensions and rearrangements thereof permitted by Section 9.19.

“Second Lien Term Loan Agreement” means that certain Second Lien Term Loan Agreement dated as of December 22, 2011 among the Borrower, KeyBank National Association, as the Second Lien Administrative Agent, and the lenders party thereto, together with all amendments, modifications and supplements thereto permitted by Section 9.19.

“Second Lien Term Loan Documents” means the Second Lien Term Loan Agreement, the Second Lien Notes and any other “Loan Documents” (as defined therein), in each case, together with all amendments, modifications and supplements thereto permitted by Section 9.19.

“Senior Debt” means any unsecured senior or unsecured senior subordinated Debt securities (whether registered or privately placed) issued or incurred by the Borrower pursuant to a Senior Debt Indenture.

“Senior Debt Indenture” means any indenture among the Borrower, as issuer, the subsidiary guarantors party thereto and the trustee named therein, pursuant to which the Senior Debt is issued or incurred, as the same may be amended, modified or supplemented in accordance with Section 9.20.

2.2 Amendments to Section 2.07.

(a) Section 2.07(d) is hereby amended by deleting the second to last sentence thereof in its entirety and replacing it with the following:

Such amount shall then become the Borrowing Base until the next Scheduled Redetermination Date, the next Interim Redetermination pursuant to this Section 2.07(d) or the next adjustment to the Borrowing Base under Section 2.07(e), Section 2.07(f), Section 8.13(c) or Section 9.12(d), whichever occurs first.

(b) Section 2.07 is hereby amended by adding the following at the end of such Section:

(e) Reduction of the Borrowing Base Upon Incurrence of Second Lien Term Debt. Notwithstanding anything to the contrary contained herein, if the Borrower incurs any additional Second Lien Term Debt after the Initial Second Lien Funding Date, then the Borrowing Base then in effect shall be reduced immediately upon the date of such incurrence by an amount equal to the product of 0.25 multiplied by the stated principal amount of such additional Second Lien Term Debt, and the Borrowing Base as so reduced shall become the new Borrowing Base immediately upon the date of such incurrence, effective and applicable to the Borrower, the Agents, the Issuing Bank and the Lenders on such date until the next redetermination or modification thereof hereunder.

(f) Reduction of Borrowing Base Upon Incurrence of Senior Debt. Notwithstanding anything to the contrary contained herein, if the Borrower incurs any Senior Debt, then the Borrowing Base then in effect shall be reduced immediately upon the date of such incurrence by an amount equal to the product of 0.25 multiplied by an amount equal to the stated principal amount of such Senior Debt minus the principal amount of Second Lien Term Debt contemporaneously repaid with the proceeds of such Senior Debt. The Borrowing Base as so reduced shall become the new Borrowing Base immediately upon the date of such incurrence, effective and applicable to the Borrower, the Agents, the Issuing Bank and the Lenders on such date until the next redetermination or modification thereof hereunder. For purposes of this Section 2.07(f), if any such Senior Debt is issued at a discount or otherwise sold for less than “par”, the reduction shall be calculated based upon the stated principal amount without reference to such discount.

(c) Section 2.07 is hereby amended by replacing each reference to the term “Majority Lenders” wherever it appears in Section 2.07 with the term “Required Lenders”.

2.3 Amendments to Section 3.04. Section 3.04(c)(ii) and Section 3.04(c)(iii) are hereby amended and restated in their entirety as follows:

(ii) Upon any redetermination of or adjustment to the amount of the Borrowing Base in accordance with Section 2.07 (other than pursuant to Section 2.07(e) or Section 2.07(f)) or Section 8.13(c), if the total Revolving Credit Exposure exceeds the redetermined or adjusted Borrowing Base, then the Borrower shall (a) prepay the Borrowings in an aggregate principal amount equal to such excess, and (b) if any excess remains after prepaying all of the Borrowings as a result of an LC Exposure, pay to the Administrative Agent on behalf of the Lenders an amount equal to such excess to be held as cash collateral as provided in Section 2.08(j). The Borrower shall be obligated to make the full payment and/or deposit of cash collateral within ninety (90) days following its receipt of the New Borrowing Base Notice in accordance with Section 2.07(d) or the date the adjustment occurs pursuant to Section 8.13(c); provided that all payments required to be made pursuant to this Section 3.04(c)(ii) must be made on or prior to the Termination Date.

(iii) Upon any adjustments to the Borrowing Base pursuant to Section 2.07(e), Section 2.07(f) or Section 9.12(d), if the total Revolving Credit Exposures exceed the Borrowing Base as adjusted, then the Borrower shall (A) prepay the Borrowings in an aggregate principal amount equal to such excess, and (B) if any excess remains after prepaying all of the Borrowings as a result of an LC Exposure, pay to the Administrative Agent on behalf of the Lenders an amount equal to such excess to be held as cash collateral as provided in Section 2.08(j). The Borrower shall be obligated to make such prepayment and/or deposit of cash collateral (A) in the case of an adjustment pursuant to Section 2.07(e), on the date of incurrence of the Second Lien Term Debt, (B) in the case of an adjustment pursuant to Section 2.07(f), on the date of incurrence of the Senior Debt, and (C) in the case of an adjustment pursuant to Section 9.12(d), on the date that the relevant sale or other disposition occurs; provided that all payments required to be made pursuant to this Section 3.04(c)(iii) must be made on or prior to the Termination Date.

2.4 Amendment to Section 5.04. Section 5.04(b) is hereby amended by replacing the term “Majority Lenders” in clause (iv) thereof with the term “Required Lenders”.

2.5 Amendment to Section 7.13. Section 7.13 is hereby amended by deleting the parenthetical therein and replacing such parenthetical with the following:

(other than (a) the Second Lien Term Loan Documents, (b) the Senior Debt Indenture and (c) Capital Leases creating Liens permitted by Section 9.03(c), but then only on the Property subject of such Capital Lease)

2.6 Amendments to Section 8.01. Section 8.01 is hereby amended by inserting the following immediately following Section 8.01(r):

(s) Notice of Second Lien Term Debt Incurrence. Written notice at least five (5) Business Days prior to the incurrence of any increase of the “Commitment” under the Second Lien Term Loan Agreement in accordance with the terms thereof and as contemplated in Section 9.02(i).

(t) Notice of Senior Debt Issuance. Written notice at least (5) days prior to the offering of any Senior Debt as contemplated by Section 9.02(j), the amount thereof and the anticipated date of closing and a copy of the preliminary offering memorandum (if any) and the final offering memorandum (if any) and any other material documents relating to such offering of Senior Debt.

(u) Material Divestiture or Acquisition. Upon any Material Divestiture or Acquisition Date, the Borrower shall provide to the Administrative Agent and the Lenders written notice thereof.

2.7 Amendment to Section 8.13. Section 8.13(c) is hereby amended by replacing each reference to the term “Majority Lenders” wherever it appears in Section 8.13(c) with the term “Required Lenders” and each reference to the term “Mortgaged Properties” wherever it appears in Section 8.13(c) with the term “Oil and Gas Properties”.

2.8 Amendment to Section 8.14. Section 8.14 is hereby amended by adding the following at the end of such Section:

(c) In the event that the Borrower or any Subsidiary is granting a Lien on any Property to secure any Second Lien Term Debt, the Borrower will, and will cause any Subsidiary to, contemporaneously grant to the Administrative Agent to secure the Indebtedness a Lien on the same Property pursuant to Security Instruments in form and substance satisfactory to the Administrative Agent. The Borrower will cause any Domestic Subsidiary guaranteeing any Second Lien Term Debt to contemporaneously guarantee the Indebtedness pursuant to the Guaranty Agreement.

2.9 Amendments to Section 9.01.

(a) Section 9.01(a) is hereby amended and restated in its entirety as follows:

(a) Interest Coverage Ratio. The Borrower will not, as of the last day of any fiscal quarter, permit its ratio of EBITDAX for the period ending on such day to Interest Expense for the period of the four fiscal quarters ending on such day to be less than 3.0 to 1.0.

(b) Section 9.01(b) is hereby amended and restated in its entirety as follows:

(b) Ratio of Total Debt to EBITDAX. The Borrower will not, as of the last day of any fiscal quarter, permit its ratio of Total Debt as of such date to EBITDAX for the period ending on such day to be greater than (i) 4.25 to 1.00 for each fiscal quarter ending December 31, 2011 through the fiscal quarter ending December 31, 2012, and (ii) 4.00 to 1.00 for each fiscal quarter ending after December 31, 2012.

2.10 Amendments to Section 9.02. Section 9.02 is hereby amended by (a) renumbering Section 9.02(i) to be 9.02(k) and (b) adding the following Section 9.02(i) and Section 9.02(j):

(i) Second Lien Term Debt and any guarantees thereof, the principal amount of which does not exceed $100,000,000 in the aggregate at any one time outstanding; provided that: (i) upon the incurrence of any such Debt after the Initial Second Lien Funding Date: (A) the Borrower shall have complied with Section 8.01(s), (B) both before and immediately after giving effect to the incurrence of any such Debt, no Default, Event of Default or Borrowing Base Deficiency exists or would exist (after giving effect to any concurrent prepayment made pursuant to Section 3.04(c)(iii) and any concurrent repayment of Debt with the proceeds of such incurrence, if any), and (C) the Borrowing Base shall be reduced in accordance with Section 2.07(e) and the Borrower shall make any prepayment required by Section 3.04(c)(iii); (ii) such Second Lien Term Debt does not have any scheduled principal amortization prior to the date which is one hundred eighty (180) days after the Maturity Date; and (iii) such Second Lien Term Debt does not mature sooner than the date which is one hundred eighty (180) days after the Maturity Date.

(j) Senior Debt and any guarantees thereof, the principal amount of which does not exceed $200,000,000 in the aggregate at any one time outstanding; provided that: (i) the Borrower shall have complied with Section 8.01(t); (ii) both before and immediately after giving effect to the incurrence of any such Debt, no Default, Event of Default or Borrowing Base Deficiency exists or would exist (after giving effect to any concurrent prepayment made pursuant to Section 3.04(c)(iii) and any concurrent repayment of Debt with the proceeds of such incurrence, if any); (iii) the Borrowing Base shall be adjusted to the extent required by Section 2.07(f) and the Borrower shall make any prepayment required by Section 3.04(c)(iii); (iv) such Senior Debt does not have any scheduled principal amortization prior to the date which is one hundred eighty days after the Maturity Date; (v) such Senior Debt does not mature sooner than the date which is one hundred eighty days after the Maturity Date; (vi) the net cash proceeds of which are applied substantially simultaneously with (and in any event not later than the third Business Day next following) the incurrence thereof to prepay outstanding Second Lien Term Debt, if any; (vii) no Subsidiary is required to guarantee such Senior Debt unless such Subsidiary has guaranteed the Indebtedness pursuant to the Guaranty Agreement; (viii) if such Senior Debt is senior subordinated Debt, such Senior Debt is expressly subordinate to the payment in full of all of the Indebtedness on terms and conditions reasonably satisfactory to the Administrative Agent and the Required Lenders; (ix) such Senior Debt and any guarantees thereof are on terms, taken as a whole, at least as favorable to the Borrower and the Subsidiaries as market terms for issuers of similar size and credit quality given the then prevailing market conditions as determined by the Administrative Agent and the Required Lenders; and (x) such Senior Debt does not have any mandatory prepayment or redemption provisions (other than customary change of control or asset sale tender offer provisions) which would require a mandatory prepayment or redemption in priority to the Indebtedness.

2.11 Amendments to Section 9.03. Section 9.03 is hereby amended by adding the following Section 9.03(g):

(g) Liens on Property securing Debt permitted by Section 9.02(i); provided, however, that (i) such Liens securing such Debt are subordinate to the Liens securing the Indebtedness, this Agreement and the other Loan Documents pursuant to the Intercreditor Agreement and (ii) both before and after giving effect to the incurrence of any such Lien, the Borrower is in compliance with Section 8.14(c) and the Intercreditor Agreement.

2.12 Amendments to Section 9.04(b). Section 9.04(b) is hereby amended by deleting the clause “The Borrower will not, and will not permit any Subsidiary to:” and replacing it with “Other than as provided in Sections 9.19 and 9.20, the Borrower will not and will not permit any Subsidiary to:”.

2.13 Amendments to Section 9.16. Section 9.16 is hereby amended by removing the reference to “this Agreement” and “the Security Instruments” in the parenthetical in such Section and replacing it with a reference to “the Second Lien Term Loan Documents”.

2.14 Amendment to Article IX. Article IX is hereby amended by adding the following at the end of such Article:

Section 9.19 Redemption of Second Lien Term Debt and Amendment of Second Lien Term Loan Agreement. The Borrower will not, and will not permit any Subsidiary to: (a) prior to the date that is one hundred eighty (180) days after the Maturity Date, call, make or offer to make any optional or voluntary Redemption of or otherwise optionally or voluntarily Redeem (whether in whole or in part) any Second Lien Term Debt, except for the payment of interest at its scheduled payment date or otherwise in accordance with the terms of such Debt and provided that the Borrower may make any prepayments made with the proceeds from and contemporaneously with the incurrence of Senior Debt to the extent permitted by Section 9.02(j) so long as no Default, Event of Default or Borrowing Base Deficiency shall have occurred and be continuing or would exist after giving effect to any such prepayment; or (b) amend, modify, waive or otherwise change, consent or agree to any amendment, modification, waiver or other change to, any of the terms of the Second Lien Term Loan Agreement or any other Second Lien Term Loan Document except in accordance with the terms of the Intercreditor Agreement.

Section 9.20 Repayment of Senior Debt; Amendment to Terms of Senior Debt. The Borrower will not, and will not permit any of its Subsidiaries to, prior to the date that is one hundred eighty (180) days after the Maturity Date: (i) call, make or offer to make any optional or voluntary Redemption of or otherwise optionally or voluntarily Redeem (whether in whole or in part) any Senior Debt; provided that, so long as no Default, Event of Default or Borrowing Base Deficiency shall have occurred and be continuing or would result therefrom, the Borrower may prepay Senior Debt with the net cash proceeds of any sale of Equity Interests (other than Disqualified Capital Stock) of the Borrower; (ii) amend, modify, waive or otherwise change, consent or agree to any amendment, modification, waiver or other change to, any of the terms of the Senior Debt or the Senior Debt Indenture if (A) the effect thereof would be to shorten its maturity or average life or increase the amount of any payment of principal thereof or increase the rate or shorten any period for payment of interest thereon or (B) such action requires the payment of a consent fee (howsoever described), provided that the foregoing shall not prohibit the execution of supplemental indentures associated with the incurrence of additional Senior Debt to the extent permitted by Section 9.02(j) or the execution of supplemental indentures to add guarantors if required by the terms of any Senior Debt Indenture provided such Person complies with Section 8.14(b) or (C) with respect to any Senior Debt that is subordinated to the Indebtedness or any other Debt, designate any Debt (other than obligations of the Borrower and the Subsidiaries pursuant to the Loan Documents) as “Specified Senior Indebtedness” or “Specified Guarantor Senior Indebtedness” or give any such other Debt any other similar designation for the purposes of any Senior Debt Indenture related to Senior Debt that is subordinated to the Indebtedness or any other Debt.

2.15 Amendment to Section 10.01. Section 10.01 is hereby amended by adding the following at the end of such Section:

(o) an “Event of Default” shall occur under the Second Lien Term Loan Agreement.

2.16 Amendment to Section 10.02. Section 10.02(c) is hereby amended deleting “All” and inserting “Subject to the Intercreditor Agreement, all”.

2.17 Amendment to Section 11.06. Section 11.06 is hereby amended by replacing the term “Majority Lenders” in the first sentence thereof with the term “Required Lenders”.

2.18 Amendments to Section 12.02. Section 12.02 is hereby amended by (i) deleting the word “or” at the end of clause (vii) thereof; (ii) adding the word “or” immediately after clause (viii) thereof; (iii) 12.02(b)(viii) is hereby amended by inserting “, “Required Lenders”” before “or any other provision hereof”; and (iv) adding a new clause (ix) immediately following clause (viii) thereof to read as follows:

(ix) waive or amend Section 9.02(i) or Section 9.02(j) without the prior written consent of the Required Lenders

2.19 Amendment to Article XII. Article XII is hereby amended to add following new Section 12.18 thereto:

Section 12.18 INTERCREDITOR AGREEMENT.

(a) EACH LENDER HEREBY (I) INSTRUCTS AND AUTHORIZES THE ADMINISTRATIVE AGENT TO EXECUTE AND DELIVER THE INTERCREDITOR AGREEMENT ON ITS BEHALF, (II) AUTHORIZES THE ADMINISTRATIVE AGENT TO EXERCISE ALL OF THE ADMINISTRATIVE AGENT’S RIGHTS AND TO COMPLY WITH ALL OF ITS OBLIGATIONS UNDER THE INTERCREDITOR AGREEMENT, AND (III) UNDERSTANDS, ACKNOWLEDGES AND AGREES THAT AT ALL TIMES FOLLOWING THE EXECUTION AND DELIVERY OF THE INTERCREDITOR AGREEMENT SUCH LENDER (AND EACH OF ITS SUCCESSORS AND ASSIGNS) SHALL BE BOUND BY THE TERMS THEREOF.

(b) EACH LENDER ACKNOWLEGES THAT IT HAS REVIEWED AND IS SATISFIED WITH THE TERMS AND PROVISIONS OF THE INTERCREDITOR AGREEMENT AND ACKNOWLEGES AND AGREES THAT SUCH LENDER IS RESPONSIBLE FOR MAKING ITS OWN ANALYSIS AND REVIEW OF THE INTERCREDITOR AGREEMENT AND THE TERMS AND PROVISIONS THEREOF, AND NO AGENT OR ANY OF ITS AFFILIATES MAKES ANY REPRESENTATION TO ANY LENDER AS TO THE SUFFICIENCY OR ADVISABILITY OF THE PROVISIONS CONTAINED IN THE INTERCREDITOR AGREEMENT.

2.20 Amendment to Exhibit D-1 and D-2. Exhibit D-1 and Exhibit D-2 to the Credit Agreement are hereby superseded and replaced by the Exhibit D-1 and Exhibit D-2, respectively, to this Eighth Amendment.

Section 3. Borrowing Base Increase. For the period from and including the Eighth Amendment Effective Date (as defined below) to but excluding the next Redetermination Date, the amount of the Borrowing Base shall be equal to $255,000,000. Notwithstanding the foregoing, the Borrowing Base may be subject to further adjustments from time to time pursuant to Sections 2.07(e), 2.07(f), 8.13(c) or 9.12(d) of the Credit Agreement.

Section 4. Acknowledgement and Consent to Amendment to Guaranty and Collateral Agreement. Pursuant to Section 12.02 of the Credit Agreement, each Lender party hereto hereby acknowledges and consents to that certain First Amendment to the Guaranty and Collateral Agreement among the Borrower, Grantors (as such term is defined therein) and Administrative Agent dated as of even date herewith.

Section 5. Conditions Precedent. This Eighth Amendment shall become effective when each of the following conditions is satisfied (or waived in accordance with Section 12.02 of the Credit Agreement) (the “Eighth Amendment Effective Date”):

5.1 Eighth Amendment. The Administrative Agent shall have received multiple counterparts as requested of this Eighth Amendment from the Borrower, each other Obligor and the Lenders.

5.2 Collateral. The Administrative Agent shall be satisfied that all Property constituting security for the Second Lien Term Loan Agreement is subject to a first priority, perfected Lien in favor of the Administrative Agent under the Security Instruments.

5.3 Intercreditor Agreement. The Administrative Agent shall have received a fully executed copy of the Intercreditor Agreement, and the Intercreditor Agreement shall be in form and substance satisfactory to the Administrative Agent and the Lenders.

5.4 Second Lien Term Loan Documents. The Administrative Agent shall have received a copy, certified by a Responsible Officer as true and complete, of each Second Lien Term Loan Documents (in each case, together with all amendments or supplements thereto, if any, through the Eighth Amendment Effective Date), and each such Second Lien Term Loan Document shall be in form and substance satisfactory to the Administrative Agent and the Lenders.

5.5 Other Documents. The Administrative Agent shall have received such other documents as the Administrative Agent or special counsel to the Administrative Agent may reasonably request.

5.6 Payment of Outstanding Invoices. Payment by the Borrower to the Administrative Agent of all fees and other amounts due and payable on or prior to the Eighth Amendment Effective Date, including, to the extent invoiced, reimbursement or payment of all out-of-pocket expenses required to be reimbursed or paid by the Borrower (including, but not limited to the fees of Vinson & Elkins LLP).

5.7 No Default. No Default or Event of Default shall be continuing as of the Eighth Amendment Effective Date.

Section 6. Representations and Warranties; Etc. Each Obligor hereby affirms: (a) that as of the date of execution and delivery of this Eighth Amendment, after giving effect to the terms of this Eighth Amendment, all of the representations and warranties contained in each Loan Document to which it is a party are true and correct in all material respects as though made on and as of the Eighth Amendment Effective Date (unless made as of a specific earlier date, in which case, was true as of such date); and (b) that after giving effect to this Eighth Amendment and to the transactions contemplated hereby, no Defaults exist under the Loan Documents or will exist under the Loan Documents.

Section 7. Miscellaneous.

7.1 Confirmation. The provisions of the Credit Agreement (as amended by this Eighth Amendment) shall remain in full force and effect in accordance with its terms following the effectiveness of this Eighth Amendment.

7.2 Ratification and Affirmation of the Obligors. Each Obligor hereby expressly (a) acknowledges the terms of this Eighth Amendment; (b) ratifies and affirms its obligations under, and acknowledges, renews and extends its continued liability under, each Loan Document to which it is a party, and agrees that each Loan Document to which it is a party remains in full force and effect, as amended hereby; and (c) agrees that from and after the Eighth Amendment Effective Date each reference to the Credit Agreement in the Guaranty and the other Loan Documents shall be deemed to be a reference to the Credit Agreement, as amended by this Eighth Amendment.

7.3 Counterparts. This Eighth Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Eighth Amendment by telecopy, facsimile or email transmission shall be effective as delivery of a manually executed counterpart of this Eighth Amendment.

7.4 No Oral Agreement. THIS WRITTEN EIGHTH AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS EXECUTED IN CONNECTION HEREWITH AND THEREWITH REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

7.5 Governing Law. THIS EIGHTH AMENDMENT (INCLUDING, BUT NOT LIMITED TO, THE VALIDITY AND ENFORCEABILITY HEREOF) SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS.

7.6 Guarantors Bound by Intercreditor Agreement; Amendment to Guaranty. The Obligors hereby acknowledge and agree that at all times following the execution and delivery of the Intercreditor Agreement each Subsidiary of the Borrower that becomes a “Guarantor” pursuant to Section 8.14(b) of the Credit Agreement shall be bound by the terms of the Intercreditor Agreement regardless of whether such Subsidiary has executed the Intercreditor Agreement. The parties hereto agree that Exhibit A attached hereto supersedes and replaces Annex II to the Guaranty (and Annex II to the Guaranty is hereby amended and restated in its entirety to read as set forth on Exhibit A attached hereto).

7.7 Release of Lenders. IN CONSIDERATION OF THIS EIGHTH AMENDMENT AND, SUBJECT TO THE CONDITIONS STATED HEREIN, THE BORROWER AND EACH OTHER OBLIGOR HEREBY RELEASES, ACQUITS, FOREVER DISCHARGES, AND COVENANTS NOT TO SUE, THE ADMINISTRATIVE AGENT AND EACH OF THE LENDERS, ALONG WITH ALL OF THEIR BENEFICIARIES, OFFICERS, DIRECTORS, AGENTS, EMPLOYEES, SERVANTS, ATTORNEYS AND REPRESENTATIVES, AS WELL AS THEIR RESPECTIVE HEIRS, EXECUTORS, LEGAL REPRESENTATIVES, ADMINISTRATORS, PREDECESSORS IN INTEREST, SUCCESSORS AND ASSIGNS (EACH INDIVIDUALLY, A “RELEASED PARTY” AND COLLECTIVELY, THE “RELEASED PARTIES”) FROM ANY AND ALL CLAIMS, DEMANDS, DEBTS, LIABILITIES, SUITS, OFFSETS AGAINST THE INDEBTEDNESS EVIDENCED BY THE LOAN DOCUMENTS AND ACTIONS, CAUSES OF ACTION OR CLAIMS FOR RELIEF OF WHATEVER KIND OR NATURE, WHETHER KNOWN OR UNKNOWN, SUSPECTED OR UNSUSPECTED BY BORROWER OR ANY OBLIGOR, WHICH BORROWER, ANY OBLIGOR, OR ANY SUBSIDIARY MAY HAVE OR WHICH MAY HEREAFTER ACCRUE RELATED TO ANY ACTIONS OR FACTS OCCURRING PRIOR TO THE EIGHTH AMENDMENT EFFECTIVE DATE AGAINST ANY RELEASED PARTY, FOR OR BY REASON OF ANY MATTER, CAUSE OR THING WHATSOEVER OCCURRING ON OR PRIOR TO THE EIGHTH AMENDMENT EFFECTIVE DATE, WHICH RELATE TO, IN WHOLE OR IN PART, DIRECTLY OR INDIRECTLY THE CREDIT AGREEMENT, ANY HEDGING AGREEMENT, ANY NOTE, ANY SECURITY INSTRUMENT, ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS EVIDENCED THEREBY, INCLUDING, WITHOUT LIMITATION, ANY DISBURSEMENTS UNDER THE CREDIT AGREEMENT, ANY HEDGING AGREEMENT, ANY NOTES, THE NEGOTIATION OF ANY OF THE CREDIT AGREEMENT, THE SWAP AGREEMENTS, THE NOTES, OR THE OTHER LOAN DOCUMENTS, THE TERMS THEREOF, OR THE APPROVAL, ADMINISTRATION, ENFORCEMENT OR SERVICING THEREOF.

7.8 Royal Bank of Canada Signature Page. For the avoidance of doubt, Royal Bank of Canada’s signature page attached to this Eighth Amendment is evidence of its consent and approval of all provisions and amendments contained herein except for the provisions of Section 2.1(a) of this Eighth Amendment related to the amendment of the definition of “EBITDAX” contained in Section 1.02 of the Credit Agreement.

[Signatures Begin on Next Page]

IN WITNESS WHEREOF, the parties hereto have caused this Eighth Amendment to be duly executed effective as of the Eighth Amendment Effective Date.

BORROWER:	REX ENERGY CORPORATION

	By:	/s/ Thomas C. Stabley
Thomas C. Stabley
Chief Executive Officer and Chief Financial Officer

GUARANTORS:	REX ENERGY OPERATING CORP.

	By:	/s/ Thomas C. Stabley
Thomas C. Stabley
Chief Executive Officer and Chief Financial Officer

REX ENERGY I, LLC
R.E. GAS DEVELOPMENT, LLC
PENNTEX RESOURCES ILLINOIS, INC.
REX ENERGY IV, LLC

By:	/s/ Thomas C. Stabley
Thomas C. Stabley
Vice President

Eighth Amendment

Signature Page

ADMINISTRATIVE AGENT:	KEYBANK NATIONAL ASSOCIATION, as Administrative Agent and Lender

	By:	/s/ David Morris
	Name:	David Morris
	Title:	Vice President

Eighth Amendment

Signature Page

LENDERS:	ROYAL BANK OF CANADA

	By:	/s/ Don J. McKinnerney
	Name:	Don J. McKinnerney
	Title:	Authorized Signatory

Eighth Amendment

Signature Page

M&T BANK

By:	/s/ David Ladori
Name:	David Ladori
Title:	Vice President

Eighth Amendment

Signature Page

CAPITAL ONE, NATIONAL ASSOCIATION.

By:	/s/ Peter Shen
Name:	Peter Shen
Title:	Vice President

Eighth Amendment

Signature Page

BANK OF MONTREAL

By:	/s/ Joseph Bliss
Name:	Joseph Bliss
Title:	Managing Director

Eighth Amendment

Signature Page

UNION BANK, N.A.

By:	/s/ Zachary Holly
Name:	Zachary Holly
Title:	Assistant Vice President

Eighth Amendment

Signature Page

WELLS FARGO BANK, NATIONAL ASSOCIATION

By:	/s/ Jonathan Herrick
Name:	Jonathan Herrick
Title:	Assistant Vice President

Eighth Amendment

Signature Page

SUNTRUST BANK

By:	/s/ Gregory C. Magnuson
Name:	Gregory C. Magnuson
Title:	Vice President

Eighth Amendment

Signature Page

U.S. BANK NATIONAL ASSOCIATION

By:	/s/ Tyler Fauerbach
Name:	Tyler Fauerbach
Title:	Vice President

Eighth Amendment

Signature Page

EXHIBIT D-1

FORM OF

COMPLIANCE CERTIFICATE

The undersigned hereby certifies that he/she is the [            ] of Rex Energy Corporation, a Delaware corporation (the “Borrower”), and that as such he/she is authorized to execute this certificate on behalf of the Borrower. With reference to the Credit Agreement dated as of September 28, 2007 (together with all amendments, restatements, supplements or other modifications thereto being the “Agreement”) among the Borrower, KeyBank National Association, as Administrative Agent, and the other agents and lenders (the “Lenders”) which are or become a party thereto, and such Lenders, the undersigned represents and warrants as follows (each capitalized term used herein having the same meaning given to it in the Agreement unless otherwise specified):

(a) The Borrower has performed and complied with all agreements and conditions contained in the Agreement and in the Loan Documents required to be performed or complied with by it prior to or at the time of delivery hereof [or specify default and describe].

(b) Since [same date as audited financials in Section 7.04(a)], no change has occurred, either in any case or in the aggregate, in the condition, financial or otherwise, of the Borrower or any Subsidiary which could reasonably be expected to have a Material Adverse Effect [or specify event].

(c) There exists no Default or Event of Default [or specify Default and describe].

(d) Attached hereto are the detailed computations necessary to determine whether the Borrower is in compliance with Section 9.01 and Section 8.14 as of the end of the [fiscal quarter][fiscal year] ending [            ].

Exhibit D-1 - 1

EXECUTED AND DELIVERED this [            ] day of [            ].

REX ENERGY CORPORATION

By:
Name:
Title:

Exhibit D-1 - 2

EXHIBIT D-2

FORM OF SECTION 8.01(c) CERTIFICATE

The undersigned hereby certifies that he/she is the [            ] of Rex Energy Corporation, a Delaware corporation (the “Borrower”), and that as such he/she is authorized to execute this certificate on behalf of the Borrower. With reference to the Credit Agreement dated as of September 28, 2007 (together with all amendments, restatements, supplements or other modifications thereto being the “Agreement”) among the Borrower, KeyBank National Association, as Administrative Agent, and the other agents and lenders (the “Lenders”) which are or become a party thereto, and such Lenders, the undersigned represents and warrants as follows (each capitalized term used herein having the same meaning given to it in the Agreement unless otherwise specified):

(a) There exists no Default or Event of Default [or specify Default and describe].

(b) Attached hereto are the detailed computations necessary to determine whether the Borrower is in compliance with Section 9.01(a), (b) and (c) and 8.14 as of the end of the [fiscal quarter][fiscal year] ending [            ].

(c) [Select one of the following as applicable:] [There has been no change in GAAP or in the application thereof, in each case as GAAP was applied in the Financial Statements, (i) in the preparation of the Borrower’s financial statements most-recently required to be delivered in accordance with Section 8.01(a) or (b), or (ii) that would affect the computation of any financial ratio in Section 9.01] or [There has been one or more changes in GAAP or in the application thereof, in each case as GAAP was applied in the Financial Statements, (i) in the preparation of the Borrower’s financial statements most-recently required to be delivered in accordance with Section 8.01(a) or (b), or (ii) that would affect the computation of any financial ratio in Section 9.01, as follows and with the following effects: [specify].

Exhibit D-2 - 1

EXECUTED AND DELIVERED this [            ] day of [            ].

REX ENERGY CORPORATION

By:
Name:
Title:

Exhibit D-2 - 2

Exhibit A

Annex II

Assumption Agreement

ASSUMPTION AGREEMENT, dated as of [            ], 201[    ], made by [            ], a [            ] (the “Additional Grantor”), in favor of KeyBank National Association, as administrative agent (in such capacity, the “Administrative Agent”) for the Lenders party to the Credit Agreement referred to below. All capitalized terms not defined herein shall have the meaning ascribed to them in the Guaranty and Collateral Agreement referred to below.

W I T N E S S E T H:

WHEREAS, Rex Energy Corporation, a corporation duly formed and existing under the laws of the State of [Delaware] (the “Borrower”), the Administrative Agent, and certain financial institutions (the “Lenders”) have entered into that certain Credit Agreement, dated as of September 28, 2007 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”);

WHEREAS, in connection with the Credit Agreement, the Borrower and certain of its affiliates (other than the Additional Grantor) have entered into that certain Guaranty and Collateral Agreement, dated as of September 28, 2007 (as amended, restated, supplemented or otherwise modified from time to time, the “Guaranty and Collateral Agreement”) in favor of the Administrative Agent for the ratable benefit of the Secured Parties;

WHEREAS, the Credit Agreement requires the Additional Grantor to become a party to the Guaranty and Collateral Agreement; and

WHEREAS, the Additional Grantor has agreed to execute and deliver this Assumption Agreement in order to become a party to the Guaranty and Collateral Agreement;

NOW, THEREFORE, IT IS AGREED:

1. Guaranty and Collateral Agreement. By executing and delivering this Assumption Agreement, the Additional Grantor, as provided in Section 9.13 of the Guaranty and Collateral Agreement, hereby becomes a party to the Guaranty and Collateral Agreement as a Grantor thereunder with the same force and effect as if originally named therein as a Grantor and, without limiting the generality of the foregoing, hereby expressly assumes all obligations and liabilities of a Grantor and a Guarantor thereunder. The information set forth in Annex 1-A hereto is hereby added to the information set forth in the Schedules to the Guaranty and Collateral Agreement. The Additional Grantor hereby represents and warrants that, with respect to itself and as applicable, each of the representations and warranties contained in Article IV of the Guaranty and Collateral Agreement is true and correct on and as the date hereof (after giving effect to this Assumption Agreement) as if made on and as of such date.

Exhibit A

2. Intercreditor Agreement. By executing and delivering this Assumption Agreement, the Additional Grantor hereby becomes a party to the Intercreditor Agreement with the same force and effect as if originally named therein as a Guarantor and, without limiting the generality of the foregoing, hereby expressly agrees to be bound by the terms of the Intercreditor Agreement (and this Assumption Agreement shall be deemed to constitute a joinder agreement to the Intercreditor Agreement for this purpose).

3. Governing Law. This Assumption Agreement shall be governed by, and construed in accordance with, the laws of the State of Texas.

4. Miscellaneous. This Assumption Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Any provision of this Assumption Agreement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

IN WITNESS WHEREOF, the undersigned has caused this Assumption Agreement to be duly executed and delivered as of the date first above written.

[ADDITIONAL GRANTOR]

By:
Name:
Title:

Exhibit A